UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 13, 2022

Piedmont Office Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Ste. 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01.    Entry into a Material Definitive Agreement

The information set forth under Item 2.03, “Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

On December 14, 2022, Piedmont Operating Partnership, L.P., upon payment of a customary extension fee, amended its $200 Million Unsecured Term Loan Facility (the "Amended $200 Million Unsecured Term Loan Facility") to extend the final maturity date to June 18, 2025, inclusive of a six month extension option. All other material terms of the facility remain unchanged.

The foregoing does not purport to be a complete description of the terms of the Amended $200 Million Unsecured Term Loan Facility and is qualified in its entirety by reference to the facility agreement attached as Exhibit 10.1 hereto.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Mary Hager as Director

On December 13, 2022, the Board of Directors of Piedmont Office Realty Trust, Inc. (the "Registrant") appointed Mary Hager to serve as a director of the Registrant, effective December 13, 2022.

Ms. Hager will serve as a member of the Nominating and Governance Committee. Her compensation as a director will be provided on the same basis as that provided to the Registrant's other non-employee directors, described on page 51 of the Registrant's most recent Annual Proxy Statement as filed with the Securities and Exchange Commission on March 18, 2022, which description is incorporated herein by reference. There are no transactions in which Ms. Hager has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended, at this time.

The press release issued by the Registrant on December 14, 2022 announcing Ms. Hager's appointment is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Amendment No. 1 to Term Loan Agreement

99.1	Press Release dated December 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Office Realty Trust, Inc.
(Registrant)

Dated:	December 14, 2022	By:	/s/ Robert E. Bowers
Robert E. Bowers
Chief Financial Officer and Executive Vice President